                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                            -------------------------------


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  October 29, 1996



                             INNOSERV TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)



        CALIFORNIA                      0-13608                 95-3619990

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification
                                                                 Number)



               320 WESTWAY, SUITE 520, ARLINGTON, TEXAS        76018
               (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:  (817) 468-3377


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

ITEM 5   OTHER EVENTS

         The Registrant publicly announced the extension of its bank line of credit from October 12, 1996, to November 12, 1996. The Registrant's press release of October 29, 1996, attached to this report as Exhibit 20.1 is incorporated herein by reference.




The Exhibit Index is attached hereto as page 4.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 1996                  INNOSERV TECHNOLOGIES, INC.
                                                 (Registrant)


                                         By:  /s/  THOMAS HOEFERT
                                            --------------------------------
                                            Thomas Hoefert
                                            Vice President and Chief
                                              Financial Officer (Duly
                                              authorized officer and
                                              Principal Financial and
                                              Accounting Officer)

                                 EXHIBIT INDEX

EXHIBIT                                                       PAGE
-------                                                       ----
20.1           Press Release dated October 29, 1996.            5